UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

BITMINE IMMERSION TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following contains the email invitation to a new Bitmine Retail Voting Program which allows Bitmine Immersion Technologies, Inc. (“Bitmine”) shareholders to opt in to vote their shares in line with the Board of Directors’s recommendation. Subsequent pages capture the details of the printed letters, website instructions and the confirmation page.

Beneficial Email

Account Number **3456789012345678901**
A message from BITMINE IMMERSION TECHNOLOGIES, INC.:

Bitmine

A new, easy way to vote

Dear Bitmine Immersion Technologies, Inc. Shareholder,

Thank you for being a valued Bitmine Immersion Technologies, Inc. shareholder. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Bitmine Immersion Technologies, Inc. shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Our annual meeting is coming up, and every share counts. Enroll now to make sure yours are voted.

Opt in now →

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in Bitmine Immersion Technologies.

Investor Relations
ir@bitminetech.io

Opt in now →

The program described herein is neither endorsed nor solicited by your broker and its agents.

Job #: N43225

Email Settings | Usage Notice

Registered Email

Account Number *****89012345678901

A new, easy way to vote

Dear Bitmine Immersion Technologies, Inc. Shareholder,

Thank you for being a valued Bitmine Immersion Technologies, Inc. shareholder. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Bitmine Immersion Technologies, Inc. shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Our annual meeting is coming up, and every share counts. Enroll now to make sure yours are voted.

Opt in now→

What you can expect

- Saves time and effort by eliminating the need to vote each time.
- You maintain full control, with the ability to change your vote or opt out at any time.
- Guarantees your shares are always voted in line with the Board's recommendations.
- Participate for free. This service is offered at no added cost to you.

Thank you for investing in Bitmine Immersion Technologies.

Investor Relations
ir@bitminetech.io

Opt in now→

Stay connected

X

Job #: N43225

Usage Notice Privacy Policy

Beneficial Letter:

U.S. BANK

ATTN: SECURITIES CONTROL
1555 NORTH RIVERCENTER DRIVE
SUITE 302
MILWAUKEE, WI 53212-3958

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/3A5kPi

Bitmine

A message from Bitmine Immersion Technologies, Inc:

A new, easy way to vote

Thank you for being a valued Bitmine Immersion Technologies, Inc shareholder. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Bitmine Immersion Technologies, Inc. shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Our annual meeting is coming up, and every share counts. Enroll now to make sure yours are voted.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime — override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code at the top of this letter with your smartphone camera or go to the website provided.

Thank you for investing in Bitmine Immersion Technologies, Inc.

Investor Relations
ir@bitminetech.io

The program described herein is neither endorsed nor solicited by your broker and its agents. N38001

Registered Letter:

Bitmine

C/O SHAREHOLDER RELATIONS - SAVINGS PLAN
5959 LAS COLINAS BLVD
IRVING, TX 75039-2298

Opt in now

Scan the code with your phone to enroll, or visit the link below.

https://qa.tinybfs.com/t/IJdYJX

Account Number *******3564******0012**

A new, easy way to vote

Thank you for being a valued Bitmine Immersion Technologies, Inc shareholder. Today, we are inviting you to opt in to a new Retail Voting Program to vote your Bitmine Immersion Technologies, Inc. shares in line with our Board's recommendations.

It's another way to ensure your voice is heard.

Our annual meeting is coming up, and every share counts. Enroll now to make sure yours are voted.

What you can expect when you enroll:

- Save time, align your vote with the Board's recommendations at each shareholder meeting
- Change your vote anytime — override a vote or opt out for future meetings

To activate this no-cost service, simply scan the QR code at the top of this letter with your smartphone camera or go to the website provided.

Thank you for investing in Bitmine Immersion Technologies, Inc.

Investor Relations
ir@bitminetech.io

N38001

Instruction Website:

Bitmine

Submit your standing voting instruction

It's another way to ensure your voice is heard.

Our annual meeting is coming up, and every share counts. Enroll now to make sure yours are voted.

Learn More

Choose your instruction:

Selection 1 - All Matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors.

Selection 2 - All Matters except Certair Specified Matters

If you select this policy, your shares will be voted on each proposal in accordance with the recommendations made by the company's Board of Directors, except on (1) any contested director election and (2) any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of shareholders.

Selection 3 - Opt out

No policy will be selected.

Terms of the voting consent agreement

By making a selection, you are agreeing to provide a standing instruction to Bitmine Immersion Technologies for any eligible shares directly held in your name or held in "street name" but beneficially owned by you to be voted at all future shareholders' meetings consistent with the recommendations of Bitmine Immersion Technologies' Board of Directors as to each type of proposal indicated by you in "Selection 1- All Matters" or "Selection 2 – All Matters Except Certain Specified Matters". This standing instruction will remain effective and in place for every shareholder meeting until you cancel the instruction, and will be communicated to your bank, broker or plan administrator (if your shares are held through them).

Submit →

Learn more

How does the voting service work?

What communications can I expect from Bitmine Immersion Technologies as part of this service?

Who can participate in this free service?

What can I expect after enrolling?

Can I opt out of the service later?

Back to choose your instruction

X

Privacy Policy

Confirmation Page:

Bitmine

Thank you! Your Selection is saved

You may now close this window or return to selection.

Privacy Policy

Website Service Description:

FAQ language for Accordion on website.

How does the voting service work?

- As part of the service, after Bitmine Immersion Technologies files its proxy statement, your shares will be voted according to the Board of Directors' recommendations.
- You can change your vote on any proposal related to any meeting by following the voting instruction included with your proxy materials.

What communications can I expect from Bitmine Immersion Technologies as part of this service?

- Update you annually on your enrollment status
- Provide instructions on how to opt out or update your voting preferences
- Share a list of prior proposals the Board recommended

Who can participate in this free service?

All shareholders, including beneficial owners, registered shareholders, and participants in company-sponsored equity or retirement plans.

The service doesn't limit your voting choices, you can always vote differently on any proposal. If you opt in but later vote directly on a specific proposal, your vote will override the Board recommendation. As always, you'll receive proxy materials before each meeting, outlining all the proposals and the Board's recommendations.

What can I expect after enrolling?

Once you enroll, your shares will be voted according to the Board's recommendations. No further action is needed on your part. However, you can change your vote on any proposal at any time by voting directly; your most recent vote will always take precedence. You will continue to receive proxy materials before each meeting, which will outline all proposals and the Board's recommendations.

Can I opt out of the service later?

You can opt out of the service at any time and at no cost, which will stop your votes from being cast. If you decide to opt out after Bitmine Immersion Technologies has filed a definitive proxy statement for an upcoming meeting, then your opt-out will apply to all future meetings after that one. For the current meeting, you can still change your vote by following the instructions in your proxy materials.

Additional Information and Where to Find It

Bitmine intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for future annual meetings and any special meetings as well. The Definitive Proxy Statement for any annual or special meeting will contain important information about the matters to be voted on at that specific meeting.

SHAREHOLDERS OF BITMINE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT BITMINE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BITMINE AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of these annual or special meeting documents, and other documents filed with the SEC by Bitmine, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from Bitmine by contacting Bitmine’s Investor Relations by e-mail at ir@bitminetech.io, or by going to Bitmine’s Investor Relations page on its website at https://www.bitminetech.io/investor-relations#press-releases.